SEGMENT INFORMATION
                    TECHNE CORPORATION AND SUBISIDARIES
                    (in thousands of $'s, except per share data)

                                 Fiscal 2011                        Increase (Decrease) From Fiscal 2010
                ------------------------------------------------- --------------------------------------
                 First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter    YTD   Of Sales Quarter Quarter Quarter Quarter   YTD
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
Sales            67,945  67,708  76,271  78,038  289,962   100%     1,411   2,187   5,993  11,324  20,915
Cost of sales    15,350  15,327  15,941  18,407   65,025    22%     2,340   1,889   1,434   4,464  10,127
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------

Gross margin     52,595  52,381  60,330  59,631  224,937    78%      (929)    298   4,559   6,860  10,788

Gross margin
 percentage       77.4%   77.4%   79.1%   76.4%    77.6%

SG&A expense      7,613   8,427   9,295  10,562   35,897    12%      (556)   (711)  1,497   2,967   3,197
R&D expense       6,619   6,603   6,297   6,466   25,985     9%       465     212     (28)    215     864
Interest income    (847) (1,020) (1,067)   (818)  (3,752)   (1%)      321     136     (27)    193     623
Other non-oper-
 ating ex., net     257     698     421     450    1,826     1%      (405)   (313)   (828)   (885) (2,431)
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
                 13,642  14,708  14,946  16,660   59,956    21%      (175)   (676)    614   2,490   2,253
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
Earnings before
 income taxes    38,953  37,673  45,384  42,971  164,981    57%      (754)    974   3,945   4,370   8,535
Income taxes     12,580  11,139  14,320  14,640   52,679    18%      (355)   (839)  5,269   1,933   6,008
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
                 26,373  26,534  31,064  28,331  112,302    39%      (399)  1,813  (1,324)  2,437   2,527
                ======= ======= ======= =======  ======= ======== ======= ======= ======= =======  ======

Diluted earnings
 per share         0.71    0.71    0.84    0.76     3.02
Weighted average
 diluted shares
 outstanding     37,107  37,156  37,194  37,230   37,172




                                       BIOTECHNOLOGY  (1)
                                     (in thousands of $'s)

                                 Fiscal 2011                        Increase (Decrease) From Fiscal 2010
                ------------------------------------------------- --------------------------------------
                 First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter    YTD   Of Sales Quarter Quarter Quarter Quarter   YTD
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------

Sales            63,041  63,080  71,120  73,046  270,287     100%   1,175   1,884   5,780  10,795  19,634
Cost of sales    12,841  12,620  13,299  15,829   54,589      20%   2,150   1,474   1,297   4,389   9,310
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
Gross margin     50,200  50,460  57,821  57,217  215,698      80%    (975)    410   4,483   6,406  10,324

Gross margin
 percentage       79.6%   80.0%   81.3%   78.3%    79.8%

SG&A expense      6,486   6,859   7,926   8,787   30,058      11%    (331)   (487)  1,202   2,163   2,547
R&D expense       6,421   6,379   6,104   6,272   25,176       9%     465     189     (23)    214     845
Interest income    (662)   (818)   (871)   (673)  (3,024)     (1%)    252      82     (57)    117     394
Exchange loss/
 gain              (505)     87    (249)   (177)    (844)      --    (362)    (13)   (621)   (808) (1,804)
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
                 11,740  12,507  12,910  14,209   51,366      19%      24    (229)    501   1,686   1,982
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
Pretax result    38,460  37,953  44,911  43,008  164,332      61%    (999)    639   3,982   4,720   8,342
                ======= ======= ======= =======  ======= ======== ======= ======= ======= =======  ======

(1)	Includes R&D Systems' Biotechnology Division, R&D Systems Europe,
BiosPacific, R&D China, Boston Biochem and Tocris.



                                    HEMATOLOGY
                               (in thousands of $'s)

                                 Fiscal 2011                        Increase (Decrease) From Fiscal 2010
                ------------------------------------------------- --------------------------------------
                 First  Second   Third  Fourth           Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter    YTD   Of Sales Quarter Quarter Quarter Quarter   YTD
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------

Sales             4,904   4,628   5,151   4,992   19,675     100%     236     303     213     529   1,281
Cost of sales     2,509   2,707   2,642   2,578   10,436      53%     190     415     137      75     817
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
Gross margin      2,395   1,921   2,509   2,414    9,239      47%      46    (112)     76     454     464

Gross margin
 percentage       48.8%   41.5%   48.7%   48.4%    47.0%

SG&A expense        328     336     438     349    1,451       7%     (42)    (30)     92      38      58
R&D expense         198     224     193     194      809       4%      --      23      (5)      1      19
Interest income     (53)    (66)    (69)    (55)    (243)     (1%)     19       6      (4)     13      34
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
                    473     494     562     488    2,017      10%     (23)     (1)     83      52     111
                ------- ------- ------- -------  ------- -------- ------- ------- ------- -------  ------
Pretax result     1,922   1,427   1,947   1,926    7,222      37%      69    (111)     (7)    402     353
                ======= ======= ======= =======  ======= ======== ======= ======= ======= =======  ======




                                 CORPORATE AND OTHER (2)
                                  (in thousands of $'s)

                                         Fiscal 2011               Increase (Decrease) From Fiscal 2010
                        ----------------------------------------  --------------------------------------
                         First  Second   Third  Fourth            First  Second   Third  Fourth
                        Quarter Quarter Quarter Quarter    YTD   Quarter Quarter Quarter Quarter   YTD
                        ------- ------- ------- -------  ------- ------- ------- ------- ------- -------

Interest income             132     136     127      90      485     (50)    (48)    (34)    (63)   (195)
Rental income               123     138     114     174      549      42      23      31      40     136
                        ------- ------- ------- -------  ------- ------- ------- ------- ------- -------
                            255     274     241     264    1,034      (8)    (25)     (3)    (23)    (59)

SG&A expense                799   1,232     931   1,426    4,388    (183)   (194)    203     766     592
Other-Building
 expenses                   556     531     586     620    2,293       8       1      (7)     91      93
Other-Equity
 Investment losses          329     218     198     181      926      (9)   (278)   (169)   (128)   (584)
                        ------- ------- ------- -------  ------- ------- ------- ------- ------- -------
                          1,684   1,981   1,715   2,227    7,607    (184)   (471)     27     729     101
                        ------- ------- ------- -------  ------- ------- ------- ------- ------- -------
Pretax result            (1,429) (1,707) (1,474) (1,963)  (6,573)    176     446     (30)   (752)   (160)
                        ======= ======= ======= =======  ======= ======= ======= ======= ======= =======

(2)	Unallocated corporate expenses and Techne's share
of losses by Hemerus Medical, LLC and Nephromics, LLC.